UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
 of the Securities Exchange Act of 1934

May 31, 2018
Date of Report (Date of earliest event reported)

STORE Capital Corporation
(Exact name of registrant as specified in its charter)

Maryland	001-36739	45-2280254
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8377 East Hartford Drive, Suite 100 Scottsdale, AZ	85255
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 256-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07          Submission of Matters to a Vote of Security Holders.

STORE Capital Corporation, a Maryland corporation (the “Company”), held its Annual Meeting of Stockholders (the “Annual Meeting”) on May 31, 2018. At the Annual Meeting, the Company’s stockholders voted on four proposals. The proposals are described in the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed with the Securities and Exchange Commission on April 19, 2018. As of April 2, 2018, the record date for the Annual Meeting, there were 198,044,148 shares of the Company’s common stock issued, outstanding and entitled to vote on the proposals presented at the Annual Meeting. The voting results for each of the proposals are set forth below.

1.          Election of Directors. The Company’s stockholders elected, by the vote indicated below, the following nine persons as directors of the Company, each to serve as such until the Company’s annual meeting of stockholders to be held in 2019, or until his or her respective successor is duly elected and qualified:

Director	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Morton H. Fleischer	133,975,753	35,945,482	--	15,253,208
Christopher H. Volk	169,454,208	467,027	--	15,253,208
Joseph M. Donovan	169,467,134	454,101	--	15,253,208
Mary Fedewa	169,452,739	468,496	--	15,253,208
William F. Hipp	169,468,127	453,108	--	15,253,208
Catherine D. Rice	169,633,515	287,720	--	15,253,208
Einar A. Seadler	136,899,514	33,021,721	--	15,253,208
Mark N. Sklar	169,291,141	630,094	--	15,253,208
Quentin P. Smith, Jr.	136,721,207	33,200,028	--	15,253,208

2.          Approval of an Amended and Restated Charter. The stockholders approved the proposal to amend and restate the Company’s charter to remove certain provisions that applied to the Company when it was a “controlled company” under its former majority stockholder and that are no longer operative, by the vote indicated below:

Votes For	Votes Against	Abstentions
184,130,667	190,279	853,497

3.          Advisory Vote to Approve Executive Compensation. The stockholders approved, on an advisory basis, the non-binding resolution approving the compensation of the Company’s named executive officers, by the vote indicated below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
159,750,417	9,406,169	764,649	15,253,208

4.          Ratification of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm. The stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018, by the vote indicated below:

Votes For	Votes Against	Abstentions
184,361,372	589,862	223,209

No other proposals were submitted to a vote of the Company’s stockholders at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STORE Capital Corporation

Dated: June 4, 2018
	By:	/s/ Michael T. Bennett
Michael T. Bennett
Executive Vice President-General Counsel